Pension and post-retirement benefits	12 Months Ended
Dec. 31, 2019
33. Pension and post-retirement benefits
Pension and post-retirement benefits

The notes included in this section focus on the costs and commitments associated with employing our staff.

33 Pensions and post-retirement benefits

Accounting for pensions and post-retirement benefits

The Group operates a number of pension schemes and post-employment benefit schemes.

Defined contribution schemes – the Group recognises contributions due in respect of the accounting period in the income statement. Any contributions unpaid at the balance sheet date are included as a liability.

Defined benefit schemes – the Group recognises its obligations to members of each scheme at the period end, less the fair value of the scheme assets after applying the asset ceiling test.

Each scheme’s obligations are calculated using the projected unit credit method. Scheme assets are stated at fair value as at the period end.

Changes in pension scheme liabilities or assets (remeasurements) that do not arise from regular pension cost, net interest on net defined benefit liabilities or assets, past service costs, settlements or contributions to the scheme, are recognised in other comprehensive income. Remeasurements comprise experience adjustments (differences between previous actuarial assumptions and what has actually occurred), the effects of changes in actuarial assumptions, return on scheme assets (excluding amounts included in the interest on the assets) and any changes in the effect of the asset ceiling restriction (excluding amounts included in the interest on the restriction).

Post-employment benefit schemes – the cost of providing healthcare benefits to retired employees is accrued as a liability in the financial statements over the period that the employees provide services to the Group, using a methodology similar to that for defined benefit pension schemes.

Pension schemes

UK Retirement Fund (UKRF)

The UKRF is the Barclays Group’s main scheme, representing 97% of the Barclays Group’s total retirement benefit obligations. Barclays Bank PLC is the principal employer of the UKRF. The UKRF was closed to new entrants on 1 October 2012, and comprises 10 sections, the two most significant of which are:

▪Afterwork, which comprises a contributory cash balance defined benefit element, and a voluntary defined contribution element. The cash balance element is accrued each year and revalued until Normal Retirement Age in line with the increase in Retail Price Index (RPI) (up to a maximum of 5% p.a.). An increase of up to 2% a year may also be added at Barclays’ discretion. The costs of ill-health retirements and death in service benefits for Afterwork members are borne by the UKRF. The main risks that Barclays runs in relation to Afterwork are limited although additional contributions are required if pre-retirement investment returns are not sufficient to provide for the benefits.

▪The 1964 Pension Scheme. Most employees recruited before July 1997 built up benefits in this non-contributory defined benefit scheme in respect of service up to 31 March 2010. Pensions were calculated by reference to service and pensionable salary. From 1 April 2010, members became eligible to accrue future service benefits in either Afterwork or the Pension Investment Plan (PIP), a historic defined contribution section which is now closed to future contributions. The risks that Barclays runs in relation to the 1964 section are typical of final salary pension schemes, principally that investment returns fall short of expectations, that inflation exceeds expectations, and that retirees live longer than expected.

Barclays Pension Savings Plan (BPSP)

The BPSP is a defined contribution scheme providing benefits for all new UK hires from 1 October 2012, BPSP is not subject to the same investment return, inflation or life expectancy risks for Barclays that defined benefit schemes are. Members’ benefits reflect contributions paid and the level of investment returns achieved.

Other

Apart from the UKRF and the BPSP, Barclays operates a number of smaller pension and long-term employee benefits and post-retirement healthcare plans globally, the largest of which are the US defined benefit schemes. Many of the schemes are funded, with assets backing the obligations held in separate legal vehicles such as trusts. Others are operated on an unfunded basis. The benefits provided, the approach to funding, and the legal basis of the schemes, reflect local environments.

Governance

The UKRF operates under trust law and is managed and administered on behalf of the members in accordance with the terms of the Trust Deed and Rules and all relevant legislation. The Corporate Trustee is Barclays Pension Funds Trustees Limited, a private limited company and a wholly owned subsidiary of Barclays Bank PLC. The Trustee is the legal owner of the assets of the UKRF which are held separately from the assets of the Barclays Group.

The Trustee Board comprises six Management Directors selected by Barclays, of whom three are independent Directors with no relationship with Barclays (and who are not members of the UKRF), plus three Member Nominated Directors selected from eligible active staff, deferred and pensioner members who apply for the role.

The BPSP is a Group Personal Pension arrangement which operates as a collection of personal pension plans. Each personal pension plan is a direct contract between the employee and the BPSP provider (Legal & General Assurance Society Limited), and is regulated by the FCA.

Similar principles of pension governance apply to the Barclays Group’s other pension schemes, depending on local legislation.

Amounts recognised

The following tables include amounts recognised in the income statement and an analysis of benefit obligations and scheme assets for all Barclays Group defined benefit schemes. The net position is reconciled to the assets and liabilities recognised on the balance sheet. The tables include funded and unfunded post-retirement benefits.

Income statement charge
	2019	2018	2017
	£m	£m	£m
Current service cost	231	243	265
Net finance cost	(48)	(24)	(12)
Past service cost	-	134	(3)
Other movements	2	5	-
Total	185	358	250

Balance sheet reconciliation
	2019		2018
	Total	Of which relates to UKRF	Total	Of which relates to UKRF
	£m	£m	£m	£m
Benefit obligation at beginning of the year	(28,269)	(27,301)	(30,268)	(29,160)
Current service cost	(231)	(210)	(243)	(226)
Interest costs on scheme liabilities	(747)	(718)	(705)	(677)
Past service cost	-	-	(134)	(140)
Remeasurement (loss)/gain – financial	(3,087)	(2,964)	1,129	1,075
Remeasurement (loss)/gain – demographic	223	214	(241)	(245)
Remeasurement (loss)/gain – experience	277	266	(75)	(94)
Employee contributions	(5)	(1)	(4)	(1)
Benefits paid	1,459	1,410	2,205	2,167
Exchange and other movements	47	-	67	-
Benefit obligation at end of the year	(30,333)	(29,304)	(28,269)	(27,301)
Fair value of scheme assets at beginning of the year	29,722	29,036	30,922	30,112
Interest income on scheme assets	795	774	729	709
Employer contribution	755	731	754	741
Remeasurement – return on scheme assets greater than discount rate	2,312	2,230	(400)	(360)
Employee contributions	5	1	4	1
Benefits paid	(1,459)	(1,410)	(2,205)	(2,167)
Exchange and other movements	(37)	-	(82)	-
Fair value of scheme assets at end of the year	32,093	31,362	29,722	29,036
Net surplus	1,760	2,058	1,453	1,735
Retirement benefit assets	2,108	2,058	1,768	1,735
Retirement benefit liabilities	(348)	-	(315)	-
Net retirement benefit assets	1,760	2,058	1,453	1,735

Included within the benefit obligation was £759m (2018: £757m) relating to overseas pensions and £202m (2018: £204m) relating to other post-employment benefits.

As at 31 December 2019, the UKRF’s scheme assets were in surplus versus IAS 19 obligations by £2,058m (2018: £1,735m). The movement for the UKRF was driven by higher than assumed asset returns, payment of deficit reduction contributions, updated mortality assumptions, and lower than expected inflation, partially offset by a decrease in the discount rate.

Of the £1,410m (2018: £2,167m) UKRF benefits paid out, £580m (2018: £1,420m) related to transfers out of the fund.

Where a scheme’s assets exceed its obligation, an asset is recognised to the extent that it does not exceed the present value of future contribution holidays or refunds of contributions (the asset ceiling). In the case of the UKRF the asset ceiling is not applied as, in certain specified circumstances such as wind-up, the Group expects to be able to recover any surplus. Similarly, a liability in respect of future minimum funding requirements is not recognised. The Trustee does not have a substantive right to augment benefits, nor do they have the right to wind up the plan except in the dissolution of the Group or termination of contributions by the Group. The application of the asset ceiling to other plans and recognition of additional liabilities in respect of future minimum funding requirements are considered on an individual plan basis.

33 Pensions and post-retirement benefits continued

Critical accounting estimates and judgements

Actuarial valuation of the schemes’ obligation is dependent upon a series of assumptions. Below is a summary of the main financial and demographic assumptions adopted for the UKRF.

	2019	2018
Key UKRF financial assumptions	% p.a.	% p.a.
Discount rate	1.92	2.71
Inflation rate (RPI)	3.02	3.25

The UKRF discount rate assumption for 2019 was based on a variant of the standard Willis Towers Watson RATE Link model. This variant includes all bonds rated AA by at least one of the four major ratings agencies, and assumes that forward rates after year 30 are flat. The RPI inflation assumption for 2019 was set by reference to the Bank of England’s implied inflation curve, assuming the forward rates remain flat after 30 years. The inflation assumption incorporates a deduction of 20 basis points as an allowance for an inflation risk premium. The methodology used to derive the discount rate and price inflation assumptions is consistent with that used at the prior year end, except for a switch to holding forward rates rather spot rates flat after year 30.

The UKRF’s post-retirement mortality assumptions are based on a best estimate assumption derived from an analysis in 2019 of the UKRF’s own post-retirement mortality experience, and taking account of recent evidence from published mortality surveys. An allowance has been made for future mortality improvements based on the 2018 core projection model published by the Continuous Mortality Investigation Bureau subject to a long-term trend of 1.5% per annum in future improvements. The methodology used is consistent with the prior year end, except that the 2017 core projection model was used at 2018, and a long-trend of 1.25% per annum was applied. The table below shows how the assumed life expectancy at 60, for members of the UKRF, has varied over the past three years:

Assumed life expectancy	2019	2018	2017
Life expectancy at 60 for current pensioners (years)
– Males	27.1	27.7	27.8
– Females	29.3	29.4	29.4
Life expectancy at 60 for future pensioners currently aged 40 (years)
– Males	28.9	29.2	29.3
– Females	31.1	31.0	31.0

The assumption for future transfers out has been removed, to reflect lower volumes experienced in 2019 and immaterial volumes expected going forwards. The previous assumption was that 5% of the benefit obligation in respect of deferred members will transfer out during 2020, 2.5% in 2021, tapering down to 0% from 2022 onwards

Sensitivity analysis on actuarial assumptions

The sensitivity analysis has been calculated by valuing the UKRF liabilities using the amended assumptions shown in the table below and keeping the remaining assumptions the same as disclosed in the table above, except in the case of the inflation sensitivity where other assumptions that depend on assumed inflation have also been amended correspondingly. The difference between the recalculated liability figure and that stated in the balance sheet reconciliation table above is the figure shown. The selection of these movements to illustrate the sensitivity of the defined benefit obligation to key assumptions should not be interpreted as Barclays expressing any specific view of the probability of such movements happening.

Change in key assumptions
	2019	2018
	(Decrease)/ Increase in UKRF defined benefit obligation	(Decrease)/ Increase in UKRF defined benefit obligation
	£bn	£bn
Discount rate
0.5% p.a. increase	(2.3)	(2.1)
0.25% p.a. increase	(1.2)	(1.1)
0.25% p.a. decrease	1.2	1.1
0.5% p.a. decrease	2.6	2.4
Assumed RPI
0.5% p.a. increase	1.5	1.3
0.25% p.a. increase	0.8	0.7
0.25% p.a. decrease	(0.7)	(0.6)
0.5% p.a. decrease	(1.4)	(1.3)
Life expectancy at 60
One year increase	0.8	0.9
One year decrease	(0.8)	(0.9)

Assets

A long-term investment strategy has been set for the UKRF, with its asset allocation comprising a mixture of equities, bonds, property and other appropriate assets. This recognises that different asset classes are likely to produce different long-term returns and some asset classes may be more volatile than others. The long-term investment strategy ensures, among other aims, that investments are adequately diversified.

The UKRF also employs derivative instruments, where appropriate, to achieve a desired exposure or return, or to match assets more closely to liabilities. The value of assets shown reflects the assets held by the scheme, with any derivative holdings reflected on a fair value basis.

The value of the assets of the schemes and their percentage in relation to total scheme assets were as follows:

Analysis of scheme assets
	Total		Of which relates to UKRF
	Value£m	% of total fair value of scheme assets%	Value£m	% of total fair value of scheme assets%
As at 31 December 2019
Equities	2,349	7.3	2,174	6.9
Private equities	2,083	6.5	2,083	6.6
Bonds - fixed government	3,447	10.7	3,175	10.1
Bonds - index-linked government	11,036	34.4	11,027	35.2
Bonds - corporate and other	9,234	28.8	9,042	28.8
Property	1,644	5.1	1,633	5.2
Infrastructure	1,558	4.9	1,558	5.0
Cash and liquid assets	742	2.3	670	2.2
Fair value of scheme assets	32,093	100.0	31,362	100.0

As at 31 December 2018
Equities	3,349	11.3	3,211	11.1
Private equities	1,995	6.7	1,995	6.9
Bonds - fixed government	3,320	11.2	3,062	10.5
Bonds - index-linked government	10,945	36.8	10,936	37.7
Bonds - corporate and other	6,371	21.4	6,197	21.3
Property	1,712	5.8	1,702	5.9
Infrastructure	1,196	4.0	1,196	4.1
Cash and liquid assets	834	2.8	737	2.5
Fair value of scheme assets	29,722	100.0	29,036	100.0

Included within the fair value of scheme assets were nil (2018: nil) relating to shares in Barclays PLC and nil (2018: nil) relating to bonds issued by Barclays PLC. The UKRF also invests in pooled investment vehicles which may hold shares or debt issued by Barclays PLC.

The UKRF assets above do not include the Senior Notes asset referred to in the section below on Triennial Valuation, as these are non-transferable instruments and not recognised under IAS19.

Approximately 44% of the UKRF assets are invested in liability-driven investment strategies; primarily UK gilts as well as interest rate and inflation swaps. These are used to better match the assets to its liabilities. The swaps are used to reduce the scheme’s inflation and duration risks against its liabilities.

Triennial valuation

The latest triennial actuarial valuation of the UKRF with an effective date of 30 September 2019 has been completed. This valuation showed a funding deficit of £2.3bn and a funding level of 94%, compared to a £4.0bn funding deficit in the 30 September 2018 update, and a £7.9bn funding deficit in the previous triennial valuation (effective date 30 September 2016). The decrease in funding deficit over the year to 30 September 2019 was mainly driven by the payment of deficit reduction contributions and changes to mortality assumptions.

The Bank and UKRF Trustee have agreed a revised statement of funding principles, schedule of contributions, and recovery plan to seek to eliminate the funding deficit.

The main differences between the funding and accounting assumptions are a different approach to setting the discount rate and a more conservative longevity assumption for funding.

The deficit reduction contributions agreed with the UKRF Trustee as part of the 30 September 2019 triennial valuation recovery plan are shown alongside the deficit reduction contributions agreed in 2017 for the prior 30 September 2016 triennial valuation.

	Deficit reduction contributions under the 30 September 2016 valuation	Deficit reduction contributions under the 30 September 2019 valuation
Year	£m	£m
Cash paid:
2019 - paid in two installments of £250m in April and September	500	-
2019 - paid in December	-	500
Future commitments:
2020	500	500
2021	1,000	700
2022	1,000	294
2023	1,000	286
2024 - 2026	1,000 each year	-

As part of the triennial actuarial valuation, Barclays Bank PLC agreed to pay a £500m contribution on 11 December 2019 and at the same time the UKRF subscribed for non-transferrable listed senior fixed rate notes for £500m, backed by UK gilts (the Senior Notes). The Senior Notes were issued by Heron Issuer Limited (Heron), an entity that is consolidated within the Barclays Group under IFRS 10. The Senior Notes entitle the UKRF to semi-annual coupon payments for five years, and full repayment of the subscription in cash at maturity in 2024. Heron acquired the gilts from BBPLC for cash of £600m to support these payments. BBPLC also subscribed for Junior notes issued by Heron for £100m. The contribution forms part of the recovery plan agreed as part of the 2019 valuation of the UKRF. No liability is recognised under IAS19 for the obligation to make deficit reduction contributions or to repay the Senior Notes, as settlement in 2024 gives rise to both a reduction in cash and a corresponding increase in net defined benefit assets.

The deficit reduction contributions are in addition to the regular contributions to meet the Barclays Group’s share of the cost of benefits accruing over each year. The next funding valuation of the UKRF is due to be completed in 2023 with an effective date of 30 September 2022.

Other support measures agreed which remain in place

Collateral – The UKRF Trustee and Barclays Bank PLC have entered into an arrangement whereby a collateral pool has been put in place to provide security for the UKRF funding deficit as it increases or decreases over time. The collateral pool is currently made up of government securities, and agreement was made with the Trustee to cover 100% of the funding deficit with an overall cap of £9bn. The arrangement provides the UKRF Trustee with dedicated access to the pool of assets in the event of Barclays Bank PLC not paying a deficit reduction contribution to the UKRF or in the event of Barclays Bank PLC’s insolvency. These assets are included within Note 38 Assets pledged, collateral received and assets transferred.

Support from Barclays PLC – In the event of Barclays Bank PLC not paying a deficit reduction contribution payment required by a specified pre-payment date, Barclays PLC has entered into an arrangement whereby it will be required to use, in first priority, dividends received from Barclays Bank UK PLC (if any) to invest the proceeds in Barclays Bank PLC (up to the maximum amount of the deficit reduction contribution unpaid by Barclays Bank PLC). The proceeds of the investment will be used to discharge Barclays Bank PLC’s unpaid deficit reduction contribution.

Participation – As permitted under the Financial Services and Markets Act 2000 (Banking Reform) (Pensions) Regulations 2015, Barclays Bank UK PLC is a participating employer in the UKRF and will remain so during a transitional phase until September 2025 as set out in a deed of participation. Barclays Bank UK PLC will make contributions for the future service of its employees who are currently Afterwork members and, in the event of Barclays Bank PLC’s insolvency during this period provision has been made to require Barclays Bank UK PLC to become the principal employer of the UKRF. Barclays Bank PLC’s Section 75 debt would be triggered by the insolvency (the debt would be calculated after allowing for the payment to the UKRF of the collateral above).

Defined benefit contributions paid with respect to the UKRF were as follows:

Contributions paid
£m
2019	1,231
2018	741
2017	1,124

There were nil (2018: nil; 2017: £153m) Section 75 contributions included within the Barclays Group’s contributions paid as no participating employers left the UKRF scheme in 2019.

The Barclays Group’s expected contribution to the UKRF in respect of defined benefits in 2020 is £743m (2019: £725m). In addition, the expected contributions to UK defined contribution schemes in 2020 is £33m (2019: £34m) to the UKRF and £185m (2019: £168m) to the BPSP.